Other Current Assets, Net - Schedule of Activity in Allowance for Credit Losses (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Schedule of Activity in Allowance for Credit Losses [Abstract]
Opening balance		$ 9,926	$ 9,826
Recoveries collected	[1]	(7,270)
Charged off	[1]	(2,556)
Credit loss expense			100
Closing balance		$ 100	$ 9,926

[1]	In November 2022, FTX cryptocurrency exchange filed for Chapter 11 bankruptcy. The Company had $2.09 million cash and 480 BTC worth $7.74 million (measured at the carrying value of BTC as of December 31, 2022) in its FTX account. Due to the uncertain outcome of the bankruptcy, the Company reclassified the funds as custodian assets held by FTX and recorded a full impairment charge on those balances during 2022.